Exhibit 99.1

For Immediate Release	Contact: Steve Fisher
February 22, 2017	Executive Vice President
and CFO, Entercom (610) 660-5647 sfisher@entercom.com

ENTERCOM COMMUNICATIONS CORP.

REPORTS FOURTH QUARTER AND

ANNUAL RESULTS

Fourth Quarter Revenues Increased 5% and

Station Operating Income Increased 3%

Bala Cynwyd, PA—Entercom Communications (NYSE:ETM) today reported financial results for the quarter ended December 31, 2016.

Fourth Quarter Highlights

•	Net revenues for the quarter increased 5% to $123.2 million

•	Station expenses increased 6% to $81.1 million

•	Station operating income increased 3% to $42.1 million

•	Adjusted EBITDA was flat at $35.2 million

•	Adjusted net income per share was $0.34, down $0.02

Full Year Highlights

•	Net revenues for the year increased 12% to $460.2 million

•	Station expenses increased 11% to $317.4 million

•	Station operating income increased 14% to $142.9 million

•	Adjusted EBITDA increased 12% to $114.7 million

•	Adjusted net income per share increased 13% to $0.98

David J. Field, President and Chief Executive Officer, stated: “Entercom posted another solid quarter of organic growth, completing an excellent year during which same-station revenues increased 4%, adjusted net income grew 13% and free cash flow improved 16%. And since the start of Q4, we have acquired a great new cluster of stations in Charlotte and successfully refinanced our credit facility to drive our interest expense down by roughly $10 million annually. Of course, our biggest news is our recently announced plan to merge with CBS Radio, a transformational event that will create scale-driven opportunities to compete more effectively with other media to accelerate growth. The combined company will be exceedingly well positioned to serve its listeners, advertisers, communities, shareholders, and employees and we are very excited about the opportunities that lie ahead.”

Additional Information

On February 2, 2017, the Company announced an agreement to combine with CBS Radio in a tax-free, all stock Reverse Morris Trust transaction. The merger will make Entercom a leading local media and entertainment company with a nationwide footprint of stations including positions in all of the top 10 markets and 23 of the top 25 markets. Based on Entercom’s current stock price, the combined company will have a pro forma equity value of approximately $2 billion and the strongest balance sheet of any of the major radio groups. Upon closing of the transaction, the combined company will be led by David J. Field, Entercom’s President and Chief Executive Officer.

On January 6, 2017, the Company completed an acquisition of four stations in Charlotte, NC from Beasley Broadcast Group, Inc. (“Beasley”) for $24 million in cash. The Company commenced operations for three of the stations, The Link (WLNK-FM) and news/talk leader WBT AM/FM, on November 1, 2016 under a time brokerage agreement (“TBA”) and the fourth station, The Fan (WFNZ-AM), upon closing. Operating results for the three stations operated under the TBA from November 1, 2016 through year end were included in the Company’s fourth quarter results as well as a $0.4 million TBA fee that the Company paid to Beasley.

In November, the Company entered into a new $540 million credit facility, including a $60 million revolver and $480 million term loan. The proceeds of the refinancing were used to repay the Company’s prior credit facility and to call its $220 million of outstanding 10.5% Senior Notes. The refinancing will generate approximately $10 million in pro forma annual interest expense savings.

The Company’s interest expense for the quarter was $9.1 million and first quarter 2017 interest expense is expected to be approximately $6 million, reflecting the savings from the new financing. The interest expense for the fourth quarter included interest on both the Senior Notes and the new term loan for a period of time.

Fourth quarter results include a $10.9 million loss on extinguishment of debt which includes the call premium paid to retire the Senior Notes and the write-off of deferred financing costs. In addition, the Company incurred $0.6 million in other expenses related to the refinancing.

As of December 31, 2016 the Company had outstanding $480.1 million of senior debt and capital leases and $27.7 million in perpetual cumulative convertible preferred stock. In addition the Company had $46.5 million in cash on hand.

In the fourth quarter, the Company recorded a one-time $4.7 million income tax benefit which lowered income tax expense for the quarter. The Company simplified its corporate organizational structure during the quarter, allowing it to better utilize its existing state net operating loss carry-forwards. As a result, the Company reduced the valuation allowance it had previously established for these state tax assets and this adjustment decreased its income tax expense by $4.7 million.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on Wednesday February 22, 2017 at 10:30AM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the earnings release by emailing their inquiries to questions@entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 866-435-1326 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs, other expenses related to the refinancing and restructuring charges; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs, preferred stock dividends and restructuring charges; and gain or loss on sale or disposition of assets.

Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs, other expenses related to the refinancing, loss on extinguishment of debt, other income and restructuring charges; and (ii) less net interest expense (excluding amortization of deferred financing costs), preferred stock dividends, taxes paid and capital expenditures.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs, other expenses related to the refinancing, loss on extinguishment of debt and restructuring charges; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 40% without discrete items of tax.

Adjusted Net Income Per Share includes any dilutive equivalent shares when not anti-dilutive. Convertible Preferred Stock treated as if never converted for the purposes of Adjusted Net Income Per Share.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income Per Share and Free Cash Flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income and Adjusted Net Income Per Share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S.

Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

About Entercom Communications Corp.

Entercom Communications Corp. (NYSE: ETM) is the fourth-largest radio broadcasting company in the U.S., reaching and engaging more than 40 million people a week through its 126 highly rated stations in 28 top markets across the country. Entercom is a purpose-driven company, deeply committed to entertaining and informing its listeners with the best locally curated music, news, sports, and talk content, driven by compelling local personalities. Entercom delivers superior ROI by connecting its customers and audiences through its leading local brands and unparalleled local marketing solutions, which include over 4,000 events each year, and its SmartReach Digital product suite. Learn more about Philadelphia-based Entercom at www.Entercom.com, Facebook and Twitter (@Entercom).

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
STATEMENTS OF OPERATIONS
Net Revenues	$123,207	$117,704	$460,245	$411,378

Station Expenses	81,085	76,724	317,382	286,452
Station Expense - Non-Cash Compensation	400	379	1,362	1,259
Corporate Expenses	6,962	5,741	28,152	22,214
Corporate Expenses - Non-Cash Compensation	1,478	1,048	5,176	4,265
Depreciation And Amortization	2,341	2,340	9,793	8,419
Time Brokerage Agreement Expense (Income)	417	(540)	417	(1,285)
Merger And Acquisition Costs And Restructuring Charges	38	1,104	708	6,836
Impairment Loss	192	—	254	—
Other Expenses Related To Refinancing	565	—	565	—
Net Gain On Sale Or Disposition of Assets	(311)	(1,647)	(1,621)	(2,364)

Total Operating Expenses	93,167	85,149	362,188	325,796

Operating Income	30,040	32,555	98,057	85,582

Net Interest Expense	9,086	9,638	36,639	37,961
Other (Income) Expense	—	—	(2,299)	—
Loss On Early Extinguishment Of Debt	10,858	—	10,858	—

Income Before Income Taxes	10,096	22,917	52,859	47,621
Income Taxes	(1,303)	8,829	14,794	18,437

Net Income Available To The Company	11,399	14,088	38,065	29,184
Preferred Stock Dividend	550	413	1,901	752

Net Income Available To Common Shareholders	$10,849	$13,675	$36,164	$28,432

Net Income Available To Common Shareholders Per Share - Basic	$0.28	$0.36	$0.94	$0.75

Net Income Available To Common Shareholders Per Share - Diluted	$0.27	$0.34	$0.91	$0.73

Weighted Common Shares Outstanding - Basic	38,561	38,088	38,500	38,084

Weighted Common Shares Outstanding - Diluted	39,800	40,974	39,568	39,038

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures	$3,020	$1,069	$7,336	$7,043
Income Taxes Paid	$42	$—	$381	$81
Cash Dividends On Common Stock Declared And Paid	$2,894	$—	$8,666	$—
Cash Dividends On Preferred Stock Declared And Paid	$550	$413	$1,788	$413

SELECTED BALANCE SHEET DATA	December 31,
	2016	2015
Cash and Cash Equivalents (Excludes Cash From Variable Interest Entity)	$46,541	$9,169
Senior Debt - Term B Loan And Other (Includes Current Portion)	$480,087	$242,750
Senior Debt - Revolver (Includes Current Portion)	$—	$26,000
Senior Notes	$—	$218,269
Perpetual Cumulative Convertible Preferred Stock	$27,732	$27,619
Total Shareholders’ Equity	$393,374	$361,450

OTHER FINANCIAL DATA

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$81,485	$77,103	$318,744	$287,711
Station Expenses - Non-Cash Compensation	(400)	(379)	(1,362)	(1,259)

Station Expenses	$81,085	$76,724	$317,382	$286,452

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$8,440	$6,789	$33,328	$26,479
Corporate Expenses - Non-Cash Compensation	(1,478)	(1,048)	(5,176)	(4,265)

Corporate Expenses	$6,962	$5,741	$28,152	$22,214

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$30,040	$32,555	$98,057	$85,582
Corporate Expenses	6,962	5,741	28,152	22,214
Corporate Expenses - Non-Cash Compensation	1,478	1,048	5,176	4,265
Station Expenses - Non-Cash Compensation	400	379	1,362	1,259
Depreciation And Amortization	2,341	2,340	9,793	8,419
Merger And Acquisition Costs And Restructuring Charges	38	1,104	708	6,836
Impairment Loss	192	—	254	—
Other Expenses Related To Refinancing	565	—	565	—
Time Brokerage Agreement Expense (Income)	417	(540)	417	(1,285)
Net Gain On Sale Or Disposition of Assets	(311)	(1,647)	(1,621)	(2,364)

Station Operating Income	$42,122	$40,980	$142,863	$124,926

Reconciliation Of GAAP Net Income Available To Common Shareholders To Adjusted EBITDA
Net Income Available To Common Shareholders	$10,849	$13,675	$36,164	$28,432
Income Taxes	(1,303)	8,829	14,794	18,437
Net Interest Expense	9,086	9,638	36,639	37,961
Other (Income) Expense	—	—	(2,299)	—
Corporate Expenses - Non-Cash Compensation	1,478	1,048	5,176	4,265
Station Expenses - Non-Cash Compensation	400	379	1,362	1,259
Depreciation And Amortization	2,341	2,340	9,793	8,419
Time Brokerage Agreement Income	417	(540)	417	(1,285)
Preferred Stock Dividend	550	413	1,901	752
Merger And Acquisition Costs And Restructuring Charges	38	1,104	708	6,836
Impairment Loss	192	—	254	—
Other Expenses Related To Refinancing	565	—	565	—
Loss On Early Extinguishment Of Debt	10,858	—	10,858	—
Net Gain On Sale Or Disposition of Assets	(311)	(1,647)	(1,621)	(2,364)

Adjusted EBITDA	$35,160	$35,239	$114,711	$102,712

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
Reconciliation Of GAAP Net Income Available To Common Shareholders To Free Cash Flow
Net Income Available To Common Shareholders	$10,849	$13,675	$36,164	$28,432
Depreciation And Amortization	2,341	2,340	9,793	8,419
Deferred Financing Costs Included In Interest Expense	656	710	2,585	2,863
Amortization Of Original Issue Discount Included In Interest Expense	32	89	312	340
Non-Cash Compensation Expense	1,878	1,427	6,538	5,524
Merger And Acquisition Costs And Restructuring Charges	38	1,104	708	6,836

Impairment Loss	192	—	254	—
Net Gain On Sale Or Disposition of Assets	(311)	(1,647)	(1,621)	(2,364)
Other Expenses Related To Refinancing	565	—	565	—
Other Income	—	—	(2,299)	—
Loss On Early Extinguishment Of Debt	10,858	—	10,858	—
Income Taxes	(1,303)	8,829	14,794	18,437
Capital Expenditures	(3,020)	(1,069)	(7,336)	(7,043)
Income Taxes Paid	(42)	—	(381)	(81)

Free Cash Flow	$22,733	$25,458	$70,934	$61,363

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$30,040	$32,555	$98,057	$85,582
Depreciation and Amortization	2,341	2,340	9,793	8,419
Non-Cash Compensation Expense	1,878	1,427	6,538	5,524
Interest Expense, Net of Interest Income, Deferred Financing Costs & OID	(8,398)	(8,839)	(33,742)	(34,758)
Preferred Stock Dividend	(550)	(413)	(1,901)	(752)
Capital Expenditures	(3,020)	(1,069)	(7,336)	(7,043)
Merger And Acquisition Costs And Restructuring Charges	38	1,104	708	6,836
Loss On Impairment	192	—	254	—
Other Expenses Related To Refinancing	565	—	565	—
Net Gain On Sale Or Disposition of Assets	(311)	(1,647)	(1,621)	(2,364)
Income Taxes Paid	(42)	—	(381)	(81)

Free Cash Flow	$22,733	$25,458	$70,934	$61,363

Reconciliation Of GAAP Net Income Available To Common Shareholders To Adjusted Net Income
Net Income Available To Common Shareholders	$10,849	$13,675	$36,164	$28,432
Preferred Stock Dividend	550	413	1,901	752
Income Taxes	(1,303)	8,829	14,794	18,437
Merger And Acquisition Costs And Restructuring Charges	38	1,104	708	6,836
Other Expenses Related To Refinancing	565	—	565	—
Impairment Loss	192	—	254	—
Loss On Early Extinguishment Of Debt	10,858	—	10,858	—
Other Income	—	—	(2,299)	—
Net Gain On Sale Or Disposition of Assets	(311)	(1,647)	(1,621)	(2,364)
Non-Cash Compensation Expense	1,878	1,427	6,538	5,524

Adjusted Income Before Income Taxes	23,316	23,801	67,862	57,617
Income Taxes	9,326	9,520	27,145	23,047

Adjusted Net Income Available To The Company	13,990	14,281	40,717	34,570
Preferred Stock Dividend	550	413	1,901	752

Adjusted Net Income	$13,440	$13,868	$38,816	$33,818

Numerator For Purposes Of Computing Adjusted Net Income Per Share - Diluted
Adjusted Net Income	$13,440	$13,868	$38,816	$33,818
Preferred Stock Dividend, Treated As If Preferred Never Converted	—	—	—	—

	$13,440	$13,868	$38,816	$33,818

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income Per Share - Diluted
Weighted Common Shares Outstanding - Diluted As Reported	39,800	40,974	39,568	39,038
Preferred Stock Dividend, Treated As If Preferred Never Converted	—	(1,916)	—	—

	39,800	39,058	39,568	39,038

Adjusted Net Income Per Share - Diluted	$0.34	$0.36	$0.98	$0.87